CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Financial Highlights" in Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A and related Prospectus and Statement of additional Information of Northstar Balance Sheet Opportunities fund.


                                                  ERNST & YOUNG LLP



Los Angeles, California
February 27, 1998